                                                                   EXHIBIT 10.34



                            SIGNATURE AUTHORIZATION

          =====================================================================
BORROWER: WEBSIDESTORY, INC.     LENDER: IMPERIAL BANK
          10182 TELESIS COURT            EMERGING GROWTH INDUSTRIES GROUP --
          SAN DIEGO, CA 92121            SOUTHERN CALIFORNIA REGIONAL OFFICE
                                         701 B STREET, SUITE 600
                                         SAN DIEGO, CA 92101-8120
          =====================================================================

THIS SIGNATURE AUTHORIZATION IS ATTACHED TO AND BY THIS REFERENCE IS MADE A PART OF EACH BORROWING RESOLUTION, DATED MARCH 27, 2000, AND EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL ACCOMMODATIONS BETWEEN IMPERIAL BANK AND WEBSIDESTORY, INC.

The individuals named below, any one acting alone, are hereby authorized and appointed for and on behalf of Borrower from time to time to do any of the following:

(1) To request advances of credit under the Agreement and to effect repayment of any credit outstanding under the Agreement;

(2) To execute and deliver assignments, borrowing certificates, instruments, schedules, reports, invoices, bills, shipping documents and such other documents or certificates as may be necessary or appropriate under the Agreement or any other agreement or instrument relating thereto or delivered in connection therewith;

(3) To transfer and endorse to Bank in payment of Borrower's obligations to Bank any checks, drafts, notes or other instruments payable to Borrower; and

(4) To do or perform any and all other acts or matters in any way relating to any or all of the foregoing.

The undersigned individuals each further certifies that the specimen signatures below are the genuine signatures of the individuals designated herein and that their signatures shall be binding on Borrower until Bank receives written notice of termination of the authority of any such designated individuals.


Signature:
           ------------------------------------------

Name:
      -----------------------------------------------

Signature: /s/ Terance A. Kinninger
           ------------------------------------------

Name: TERANCE A. KINNINGER
      -----------------------------------------------

Signature: /s/ John Hentrich
           ------------------------------------------

Name: JOHN HENTRICH
      -----------------------------------------------

Signature: /s/ Michael Christian
           ------------------------------------------

Name: MICHAEL CHRISTIAN
      -----------------------------------------------


THIS SIGNATURE AUTHORIZATION IS EXECUTED ON MARCH 27, 2000.

BORROWER:
WEBSIDESTORY, INC.

By: /s/ John Hentrich
    -------------------------------------------------
    JOHN HENTRICH, PRESIDENT/CEO

By: /s/ Michael Christian
    -------------------------------------------------
    MICHAEL CHRISTIAN, SVP


LENDER:

IMPERIAL BANK

By:
   --------------------------------------------------
   AUTHORIZED OFFICER

===============================================================================

                         CORPORATE RESOLUTION TO BORROW

Principal           Loan Date      Maturity       Loan No        Call      Collateral      Account       Officer        Initials
$3,000,000.00       03-27-2000     04-02-2004                              24             738000065      177

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.


Borrower: WEBSIDESTORY, INC.        Lender: IMPERIAL BANK
          10182 TELESIS COURT               EMERGING GROWTH INDUSTRIES GROUP-
          SAN DIEGO, CA 92121               SOUTHERN CALIFORNIA REGIONAL OFFICE
                                            701 B STREET, SUITE 600
                                            SAN DIEGO, CA 92101-8120

================================================================================

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF WEBSIDESTORY, INC. (THE "CORPORATION"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California as a corporation for profit, with its principal office at 10182 TELESIS COURT, SAN DIEGO, CA 92121, and is duly authorized to transact business in the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on 4/10/2000, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that ANY TWO (2) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

     NAMES                    POSITIONS                              ACTUAL SIGNATURES
     -----                    ---------                              -----------------
     JOHN HENTRICH            PRESIDENT/CEO                          /s/ John Hentrich

     MICHAEL CHRISTIAN        SENIOR VICE PRESIDENT/SECRETARY        /s/ Michael Christian

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from Imperial Bank ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of THREE MILLION & 00/100 DOLLARS ($3,000,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

     EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accomodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accomodations.

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accomodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.


     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, INCLUDING AGREEMENTS WAIVING THE RIGHT TO A TRIAL BY JURY, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: JOHN HENTRICH, PRESIDENT/CEO; and MICHAEL CHRISTIAN, COO/SECRETARY.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

SIGNATURE AUTHORIZATION. An exhibit, titled "SIGNATURE AUTHORIZATION," is attached to this Resolution and by this reference is made a part of this Resolution just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Resolution.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND ON MARCH 27, 2000 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.

                                        CERTIFIED TO AND ATTESTED BY:

                                        X /s/ illegible
                                         -------------------------------------


                                        X ------------------------------------




NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

================================================================================

                                CREDIT AGREEMENT

This Amended and Restated Credit Agreement ("Agreement") is made and entered into on March 27, 2000, by and between WEBSIDESTORY, INC., a California corporation ("Borrower") and IMPERIAL BANK, a California banking corporation, ("Bank").

Subject to the terms and conditions of this Agreement, any security agreement(s) executed by Borrower in favor of Bank, any note(s) executed by Borrower in favor of Bank, or any other agreements executed in conjunction therewith (collectively, the "Loan Documents"), Bank shall make the loan(s) and or advance(s)(individually a "Loan" and collectively "Loans") referred to below to Borrower.

In consideration of mutual covenants and conditions hereof, the parties hereto agree as follows:

1.   AMOUNT AND TERMS OF CREDIT

1.01 REVOLVING CREDIT COMMITMENT.

(a) REVOLVING LINE OF CREDIT. Subject to the terms and conditions of this Agreement, provided that no event of default then has occurred and is continuing, Bank shall, upon Borrower's request make advances ("Revolving Loans") to Borrower, for general corporate purposes, future capital equipment expenditures and the issuance of letters of credit, in an amount not to exceed $3,000,000 (the "Revolving Line of Credit") until April 2, 2001 (the "Revolving Line of Credit Maturity Date"). Revolving Loans may be repaid and reborrowed, provided that all outstanding principal and accrued interest on the Revolving Loans shall be payable in full on the Revolving Line of Credit Maturity Date.

(b) EQUIPMENT DRAWS. Equipment draws, paid on an interest monthly basis, made under the Revolving Line of Credit shall be converted to a term loan on April 2, 2001, which shall provide for thirty-six (36) equal principal payments plus interest as follows:

          Equipment draws made under the Revolving Line of Credit may include up to 100% of invoice value excluding soft costs, freight, and sales tax.

          Each equipment advance shall require a detailed schedule of equipment purchases and other expenses associated with each draw-down.

(c) REVOLVING NOTE. The interest rate, principal and interest payments, maturity date and certain other terms of the Revolving Loan will be contained in a promissory note dated the date of this agreement, as such may be amended or replaced from time to time.

(d) LETTER OF CREDIT USAGE AND SUBLIMIT. Subject to availability under the Revolving Line of Credit, at any time and from time to time from the date hereof through the banking day immediately prior to the Revolving Line of Credit Maturity Date, Bank shall issue for the account of Borrower such standby and commercial letters of credit ("Letters of Credit") as Borrower may request, which requests shall be made by delivering to Bank a duly executed

Borrower's Name: WEBSIDESTORY, INC.
Date: March 27, 2000
letter of credit application on Bank's standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit (i) shall not at any time exceed $360,000 ("Letter of Credit Sublimit") and (ii) shall be deemed to constitute Revolving Loans for the purpose of calculating availability under the Revolving Line of Credit. If the Revolving Line of Credit is not renewed upon its maturity date, the Letters of Credit will be secured by Imperial Bank Time Certificate of Deposits. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form application and letter of credit agreement and other agreements required by Bank. Borrower will pay all usual issuance and other fees that Bank notifies Borrower will be charged for issuing and processing Letters of Credit for Borrower.

(e) LATE CHARGE. If any installment payment, interest payment, principal payment or principal balance due under the Revolving Line of Credit is delinquent ten (10) or more days, Borrower agrees to pay Bank a late charge in the amount of five percent (5%) of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the Bank to accept any past due payment or less than the total unpaid principal balance after maturity. All payments, at Bank's sole discretion, shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal.

(f) DEFAULT RATE. If an Event of Default occurs hereunder, then during the continuance thereof at the Bank's option, the interest rate shall be five percent (5%) per year in excess of the rate otherwise applicable.

(g) INTEREST CALCULATIONS. The term "Prime Rate" shall mean the rate that the Bank has announced as its prime lending rate, which shall vary concurrently with any change in the Prime Rate.

1.02 DOCUMENTATION FEE, COSTS AND EXPENSES. In addition to any other amounts due, or to become due, concurrently with the execution hereof, Borrower agrees to pay to Bank a documentation fee in the amount of $250, and all other costs and expenses incurred by the Bank in the preparation of this Agreement, the other Loan Documents and the perfection of any security interest granted to Bank by Borrower.

1.03 COLLATERAL. Borrower shall grant or cause to be granted to Bank a first priority lien on any and all personal property assets of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest or pursuant to the terms of any security agreement, an intellectual property security agreement or otherwise as security for all of Borrower's obligations to Bank, all as may be subject to
Section 5.03 hereof.

1.04 COLLECTION OF PAYMENTS. Borrower authorizes Bank to collect all interest, fees, costs and/or expenses due under this Agreement by charging Borrower's demand deposit account number 38-051-660 with Bank, or any other demand deposit account maintained by Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such demand deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower.

Borrower's Name: WEBSIDESTORY, INC.
Date: March 27, 2000

Version 13

2.   REPRESENTATIONS OF BORROWER

Borrower represents and warrants that:

2.01 Existence and Rights. Borrower is a corporation duly organized and existing and in good standing under the laws of the state of California, which shall survive at least five years beyond the maturity of any Loans hereunder; Borrower is authorized and in good standing to do business in the state of its incorporation; Borrower has the appropriate powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each state in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has no investment in any other business entity unless specified in writing to Bank.

2.02 Agreement Authorized. The execution, delivery and performance of this Agreement and the Loan Documents are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower articles of incorporation, by-laws, or similar document as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms; subject only to bankruptcy, insolvency or similar laws affecting creditors rights generally.

2.03 No Conflict. The execution, delivery and performance of this Agreement and the Loan Documents are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, change or other encumbrance to be created or imposed upon any such property by reason thereof.

2.04 Litigation. Except as disclosed in writing to Bank by Borrower, there is no litigation or other proceeding pending or threatened against or affecting Borrower which if determined adversely to Borrower or its interest would have a material adverse effect on the financial condition of Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

2.05 Financial Condition. The balance sheet of Borrower as of February 29, 2000, and the related profit and loss statement for the same period ended as of that date, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with this request for credit are true and correct, and said balance sheet truly presents the financial condition of Borrower as of the date thereof, and has been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no material adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said


Borrower's Name: WEBSIDESTORY, INC.
Date: March 27, 2000

Version 13
balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

2.06 TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by
Section 5.03 hereof.

2.07 TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

2.08 TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

2.09 REGULATION U. None of the proceeds of any Loan shall be used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

2.10 ERISA. All defined benefit pension plans as defined in the Employees Retirement Income Security Act of 1974, as amended ("ERISA"), of Borrower meet, as of the date hereof, the minimum funding standards of Section 302 of ERISA, and no Reportable Event or Prohibited Transaction as defined in ERISA has occurred with respect to any such plan.

3.   CONDITIONS PRECEDENT TO LOAN

          Prior to Bank being obligated to make any Loan pursuant to this Agreement, Bank must receive all of the following, each of which must be in form and substance satisfactory to Bank:

3.01      PROMISSORY NOTE. Original, executed promissory note as applicable.

3.02 SECURITY AGREEMENT. Original, executed security agreement covering the personal property collateral securing the Loan.

3.03 FINANCING STATEMENT. Financing statement executed by Borrower and any grantor of a security interest.

3.04 INSURANCE. Borrower shall have delivered to Bank evidence of insurance coverage required pursuant to that Agreement to Provide Insurance executed by Borrower, in form, substance, amounts, covering risks and issued by companies satisfactory to Bank, and where required by Bank, with Lenders Loss Payable endorsement in favor of Bank.

3.05 ORGANIZATIONAL DOCUMENTS. Copies of the articles of incorporation, or similar document as the case may be, of the Borrower.

Borrower's Name: WEBSIDESTORY, INC.
Date: March 27, 2000

Version 13

3.06 Authorizations. Certified copies of all action taken by any Borrower to authorize the execution, delivery and performance of the Loan Documents.

3.07 Good Standing. Good standing certificates from the appropriate secretary of state of the state in which any Borrower is organized and in each state in which it is required to be qualified to do business.

3.08 Warrants. Borrower to deliver to Bank a five year warrant to purchase 80,000 shares of common stock at an initial exercise price of $2.50 per share.

3.09      This Agreement executed by Borrower.

3.10 Additional Documents. Such other documents as Bank may reasonably deem necessary.

4.   AFFIRMATIVE COVENANTS OF BORROWER

Borrower agrees that so long as it is indebted to Bank, under borrowings, or other indebtedness, or so long as Bank has any obligation to extend credit to Borrower it will, unless Bank shall otherwise consent in writing:

4.01 Rights and Facilities. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

4.02 Use of Proceeds. Use the proceeds of the Loans only for purposes specified in Section 1 of this Agreement.

4.03 Insurance. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses and/or in the exercise of good business judgment, and as required by that Agreement to Provide Insurance executed by Borrower, with the Bank to be shown as Lenders Loss Payee on such policies.

4.04 Taxes and Other Liabilities. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

(a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

(b) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it to be adequate with respect thereto.

Borrower's Name: WEBSIDESTORY, INC.
Date: March 27, 2000

Version 13

4.05 Records and Reports. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times and upon reasonable notice during normal business hours; and furnish Bank:

(a) Monthly Financial Statement. As soon as available, and in any event within thirty (30) days after the close of each month, a balance sheet, profit and loss statement and reconciliation of Borrower's capital balance accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower.

(b) Annual Financial Statement. As soon as available, and in any event within one hundred twenty (120) days after and as of the close of each fiscal year of Borrower, a report of audit of Company, all in reasonable detail, audited by an independent certified public accountant selected by Borrower and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower;

(c) Officer's Certificate. Within thirty (30) days after the end of each month and fiscal year of Borrower, a certificate of the chief financial officer of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Agreement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein; or, if any such event has occurred or any such condition exists, specifying the nature thereof.

(d) Other Information. Such other information relating to the affairs of Borrower as the Bank reasonably may request from time to time.

4.06 Minimum Liquidity. Maintain a Minimum Liquidity (defined as unrestricted cash and cash equivalents plus eligible accounts receivable), measured monthly only when Revolving Line of Credit is being utilized, of the greater of (a) 1.50 times current liabilities and all Bank debit, or (b) three months cash burn.

4.07 ERISA. Cause all defined benefit pension plans, as defined in ERISA, of Borrower to, at all times, meet the minimum funding standards of Section 302 of ERISA, and ensure that no Reportable Event or Prohibited Transaction, as defined in ERISA, will occur with respect to any such plan.

4.08 Laws. At all times comply with, or cause to be complied with, all laws, statutes, rules, regulations, orders and directions of any governmental authority having jurisdiction over Borrower or Borrower's business.


Borrower's Name: WEBSIDESTORY, INC.
Date: March 27, 2000

Version 13

4.09 GAAP. Compliance with all financial covenants shall be calculated based on generally accepted accounting principles applied on a consistent basis as maintained by Borrower.

4.10 OPERATING ACCOUNTS. Maintain all primary accounts and banking relationship with the Bank. Maintain, or cause to be maintained, on deposit with Bank, non-interest bearing demand deposit balances sufficient to compensate Bank for all services provided by Bank. Balances shall be calculated after reduction for the reserve requirement of the Federal Reserve Board and uncollected funds. Any deficiencies shall be charged directly to the Borrower on a monthly basis.

4.11 NOTICES. Promptly notify Bank in writing of (i) the occurrence of any Event of Default hereunder or any event which upon notice and lapse of time would be an Event of Default; (ii) all litigation affecting Borrower where the amount is $500,000 or more; any substantial dispute which may exist between Borrower and any governmental regulatory body or law enforcement authority; any change in Borrower's name or principal place of business; or any other matter which has resulted or might result in a material adverse change in Borrower's financial condition or operations.

5.   NEGATIVE COVENANTS OF BORROWER

Borrower agrees that so long as it is indebted to Bank, or so long as Bank has any obligation to extend credit to Borrower, it will not, without Bank's written consent:

5.01 TYPE OF BUSINESS. Make any substantial change in the character of its business.

5.02 OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than Loans from the Bank except obligations now existing as shown in the financial statement dated February 29, 2000, excluding those obligations being refinanced by Bank, or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due or to become due.

5.03 LIENS AND ENCUMBRANCES. Create, incur, permit to exist, or assume any mortgage, pledge, encumbrance, lien or charge of any kind upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent and liens in Bank's favor and other than liens agreed to in writing by Bank.

5.04 LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

5.05 ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the


Borrower's Name: WEBSIDESTORY, INC.
Date: March 27, 2000

Version 13
ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any property or other asset accompanied by the leasing back of the same.

5.06 DIVIDENDS AND DISTRIBUTIONS. Declare or pay any dividend or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock other than in dividends or distributions payable in Borrower's capital stock, except for the repurchase of Borrower's capital stock from officers, directors, employees or consultants of Borrower upon termination of their employment with or rendering of service to Borrower.

6. EVENTS OF DEFAULT

The occurrence of any of the following events of default ("Events of Default") shall, at Bank's option, terminate Bank's commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to Bank immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

6.01 FAILURE TO PAY. Failure to pay any installment of principal or of interest on any indebtedness of Borrower to Bank within five (5) days of its due date.

6.02 BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement or any Loan Document binding upon Borrower.

6.03 BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any respect.

6.04 INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

6.05 JUDGMENTS, ATTACHMENTS. Any money judgment in excess of $500,000, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period of ten (10) days or in any event later than five (5) days prior to the date of any proposed sale thereunder.

6.06 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall not be dismissed within thirty (30) days thereafter.

6.07 CESSATION OF BUSINESS. Borrower shall voluntarily suspend its business.



Borrower's Name:  WEBSIDESTORY, INC.
DATE:  March 27, 2000


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                                       8

6.08 ADVERSE CHANGE. Any change which, in the opinion of Bank, is materially adverse to the financial condition of Borrower; or should Bank, for any reason, believe that the prospect of Borrower's payment or performance hereunder or under any other agreement or instrument with Bank be impaired.

6.09      IMPAIRMENT OF SECURITY. Bank in good faith deems itself insecure.

6.10 OTHER DEFAULTS. Borrower shall commit or do or fail to commit or do any act or thing which would constitute an event of default under any of the terms of any other agreement, document or instrument executed by it concerning the obligation to pay money.

6.11 ADVANCES. Notwithstanding anything to the contrary contained herein, Bank shall have no duty to make advances while any event of default exists notwithstanding any cure period provided for herein.

6.12 RIGHT TO CURE. If any default, other than a default on indebtedness, is curable, and if Borrower has not been given a prior notice of a breach of the same provision of this agreement, it may be cured, (and no Event of Default will have occurred), if Borrower, after Bank sends written notice demanding cure of such default, (a) cures the default within ten (10) days, or (b) if the cure requires more than ten (10) days, immediately initiates steps which Bank deems, in Bank's sole discretion, to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

7.   MISCELLANEOUS PROVISIONS

7.01 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Bank or any holder of notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or any note(s) issued in connection with a Loan that Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

7.02 COUNTERPARTS; ENTIRE AGREEMENT. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and amends and restates in full any prior agreements, written or oral, with respect thereto.

7.03 ATTORNEY'S FEES. Borrower will pay promptly to Bank without demand after notice, with interest thereon from the date of expenditure at the rate applicable to the Loan, reasonable attorneys' fees and all costs and expenses paid or incurred by Bank in collecting or compromising the Loan after the occurrence of an Event of Default, whether or not suit is filed.

Borrower's Name: WEBSIDESTORY, INC.
Date: March 27, 2000

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                                       9

If suit is brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs in addition to any other remedy or recovery awarded by the court.

7.04 Additional Remedies. The rights, powers and remedies given to Bank hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law against Borrower or any other person, including but not limited to Bank's rights of setoff or banker's lien.

7.05 Inurement. The benefits of this Agreement shall inure to the successors and assigns of Bank and the permitted successors and assigns of Borrower.

7.06 Applicable Law. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the state of California, to the jurisdiction of whose courts the parties hereby agree to submit.

7.07 Offset. In addition to and not in limitation of all rights of offset that Bank or other holder of the Loan may have under applicable law, Bank or other holder of any note issued hereunder shall, upon the occurrence of any Event of Default or any event which with the passage of time or notice would constitute such an Event of Default, have the right to appropriate and apply to the payment of the Loan any and all balances, credits, deposits, accounts or monies of Borrower then or thereafter with Bank or other holder, within ten (10) days after the Event of Default, and notice of the occurrence of any Event of Default by Bank to Borrower.

7.08 Severability. Should any one or more provisions of the Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

7.09 Time of the Essence. Time is hereby declared to be of the essence of this Agreement and of every part hereof.

7.10 Accounting. All accounting terms shall have the meanings applied under generally accepted accounting principles unless otherwise specified.

7.11      Reference Provision.

(a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Credit Agreement, any security agreement executed by Borrower in favor of Bank or any note executed by Borrower in favor of Bank or any other agreement or instrument issued in favor of Bank by Borrower (collectively in this Section, the "Agreement") which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the

Borrower's Name: WEBSIDESTORY, INC.
Date: March 27, 2000

Version 13
provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP
Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the state of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

(b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

(c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the state of California. The rules of evidence applicable to proceedings at law in the state of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable

Borrower's Name: WEBSIDESTORY, INC.
Date: March 27, 2000

Version 13

(b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

(c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the state of California. The rules of evidence applicable to proceedings at law in the state of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

7.12 This Agreement may be modified only by writing signed by all parties hereto.

This Agreement is executed on behalf of the parties by duly authorized officers as of the date first above written.


IMPERIAL BANK                              WEBSIDESTORY, INC.
("BANK")                                   ("BORROWER")


By: /s/ Imperial Bank                      By:
   -----------------------                    ---------------------------------
                                               John Hentrich, President/CEO



                                           By:
                                              ---------------------------------
                                               Michael Christian, COO/Secretary


Borrower's Name: WEBSIDESTORY, INC.
Date: March 27, 2000

Version 13
judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

7.12 This Agreement may be modified only by writing signed by all parties hereto.

This Agreement is executed on behalf of the parties by duly authorized officers as of the date first above written.

IMPERIAL BANK                           WEBSIDESTORY, INC.
("BANK")                                ("BORROWER")


By:                                     By: /s/ John J. Hentrich
   --------------------------------        ----------------------------------
                                           John Hentrich, President/CEO


                                        By: /s/ Michael Christian
                                           ----------------------------------
                                           Michael Christian, Senior Vice
                                            President




Borrower's Name: WEBSIDESTORY, INC.
Date: March 27, 2000


Version 13

[LOGO OF IMPERIAL BANK]

                                PROMISSORY NOTE

PRINCIPAL       LOAN DATE       MATURITY      LOAN NO.    CALL    COLLATERAL    ACCOUNT      OFFICER    INITIALS
$3,000,000.00   03-27-2000     04-02-2004                             24        738000065     177
----------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
----------------------------------------------------------------------------------------------------------------

BORROWER: WEBSIDESTORY, INC.       LENDER: Imperial Bank
          10182 TELESIS COURT              Emerging Growth Industries Group -
          SAN DIEGO, CA 92121              Southern California Regional Office
                                           701 B Street, Suite 600
                                           San Diego, CA 92101-8120
================================================================================

PRINCIPAL AMOUNT: $3,000,000.00     INITIAL RATE: 9.250%     DATE OF NOTE: March 27, 2000

PROMISE TO PAY. WEBSIDESTORY, INC. ("Borrower") promises to pay to Imperial Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Million & 00/100 Dollars ($3,000,000.00) or so much as may be outstanding, together with Interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

         Advances under the Note shall be available through April 2, 2001 (the "Revolving Line of Credit Maturity Date"). Prior to such date, interest only shall be due monthly beginning May 2, 2000. The outstanding principal balance of the advances under the Note used for equipment expenditures shall be payable monthly in 36 equal payments of principal plus accrued interest beginning May 2, 2001. All principal and accrued but unpaid interest for equipment expenditures shall in any event be due and payable on or before April 2, 2004. All principal plus accrued but unpaid interest for all other purposes shall be due and payable on the Revolving Line of Credit Maturity Date.

The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Imperial Bank Prime Rate (the "Index"). The Prime Rate is the rate announced by Lender as its Prime Rate of interest from time to time. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 9.000%. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 0.250 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 9.250%.
NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $250.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other evens described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures that default within ten (10) days; or
(b) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 5.250 percentage points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorney's fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF LOS ANGELES COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. (INITIAL HERE MC/JJH) THIS NOTE SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

DISHONORED ITEM FEE. Borrower will pay a fee to the Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keough accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: JOHN HENTRICH, PRESIDENT/CEO; AND MICHAEL CHRISTIAN, COO/SECRETARY. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided to this Note for purposes other than those authorized by Lender; or

03-27-2000                      PROMISSORY NOTE                          Page 2
                                  (CONTINUED)
===============================================================================

(e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

CREDIT AGREEMENT. This Note is subject to the provisions of the Credit Agreement dated March 27, 2000, and all amendments thereto and replacements therefor.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

WEBSIDESTORY, INC.

By: /s/ John Hentrich                   By: /s/ Michael Christian
   --------------------------------        ---------------------------------
   JOHN HENTRICH, PRESIDENT/CEO            MICHAEL CHRISTIAN, SECRETARY AND SVP
===============================================================================

[IMPERIAL BANK LOGO]

   IMPERIAL BANK

    Member FDIC

                     DISBURSEMENT REQUEST AND AUTHORIZATION

---------------------------------------------------------------------------------------------------
Principal      Loan Date     Maturity    Loan No.  Call   Collateral  Account    Officer   Initials

$3,000,000.00  03-27-2000   04-02-2004                        24      738000065    177
---------------------------------------------------------------------------------------------------
References in the shade area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.


BORROWER:  WEBSIDESTORY, INC.       LENDER: IMPERIAL BANK
           10182 TELESIS COURT              EMERGING GROWTH INDUSTRIES GROUP --
           SAN DIEGO, CA 92121              SOUTHERN CALIFORNIA REGIONAL OFFICE
                                            701 B STREET, SUITE 600
                                            SAN DIEGO, CA 92101-8120
================================================================================

LOAN TYPE. This is a Variable Rate (0.250% over Imperial Bank Prime Rate, making an initial rate of 9.250%) Revolving Line of Credit Loan to a Corporation for $3,000,000.00 due on April 2, 2004.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial)

  [ ] ______ PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.

  [X] ______ BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

SPECIFIC PURPOSE. The specific purpose of this loan is: GENERAL CORPORATE PURPOSES, FUTURE CAPITAL EQUIPMENT EXPENDITURES AND ISSUANCE OF LETTERS OF CREDIT.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $3,000,000.00 as follows:

     AMOUNT PAID TO BORROWER DIRECTLY:                    $3,000,000.00
       $3,000,000.00 Deposited to Account #38-051-660*
                                                          -------------
     NOTE PRINCIPAL:                                      $3,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

     PREPAID FINANCE CHARGES PAID IN CASH:
        $250.000 Documentation Fee                              $250.00
                                                          -------------

     TOTAL CHARGES PAID IN CASH:                                $250.00

INTERNATIONAL SUB-LIMITS. Subject to conditions and limitations as specified in the Credit Agreement dated March 27, 2000, as it may be revised from time to time. Proceeds are to be available and applied as required for international transactions.

DISBURSEMENT PROVISION. *or by Cashier's Check or by wire transfer when advances are requested.

AUTOMATIC PAYMENT. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered 38-051-660 the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment,

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 27, 2000.

BORROWER:

WEBSIDESTORY, INC.

By: /s/ John Hentrich                   By: /s/ Michael Christian
   ---------------------------------        ----------------------------------
   JOHN HENTRICH, PRESIDENT/CEO             MICHAEL CHRISTIAN, SVP

================================================================================

        STATE OF CALIFORNIA UNIFORM COMMERCIAL CODE - FINANCING STATEMENT CHANGE - FORM UCC-2
----------------------------------------------------------------------------------------------------------------------------

This STATEMENT is presented for filing pursuant to the CALIFORNIA Uniform Commercial Code
----------------------------------------------------------------------------------------------------------------------------
1. FILE NO. OF ORIG.       1A. DATE OF FILING OF ORIG.   1B. DATE OF ORIG.           1C. PLACE OF FILING ORIG.
   FINANCING STATEMENT         FINANCING STATEMENT           FINANCING STATEMENT         FINANCING STATEMENT

9924560816                     8-23-99                                                   SACRAMENTO
----------------------------------------------------------------------------------------------------------------------------
2. DEBTOR (LAST NAME FIRST)                                                          2A. SOCIAL SECURITY NO., FEDERAL TAX NO.

WEBSIDESTORY, INC., A CALIFORNIA CORPORATION                                             33-0727173
----------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                       2C. CITY, STATE            2D. ZIP CODE

6450 LUSK BLVD., SUITE E205                                 SAN DIEGO, CA.               92121
----------------------------------------------------------------------------------------------------------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                      3A. SOCIAL SECURITY OR FEDERAL TAX NO.

----------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                     4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                         OR BANK TRANSIT AND A.B.A. NO.
   NAME  IMPERIAL BANK
                                                                                         16-144/1222
   MAILING ADDRESS  701 B STREET, SUITE 600

   CITY  SAN DIEGO                 STATE  CA              ZIP CODE  92101-8120
----------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                         OR BANK TRANSIT AND A.B.A. NO.
   NAME

   MAILING ADDRESS

   CITY                            STATE                  ZIP CODE
----------------------------------------------------------------------------------------------------------------------------
6.
 A [ ] CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued, if collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 B [ ] RELEASE - From the collateral described in the Financing Statement bearing the file number shown above, the Secured
       Party releases the collateral described in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 C [ ] ASSIGNMENT - The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the
       Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 D [ ] TERMINATION - The Secured Party certifies that the Secured Party no longer claims a security interest under the
       Financing Statement bearing the file number shown above.
----------------------------------------------------------------------------------------------------------------------------
 E [X] AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 F [ ] OTHER
----------------------------------------------------------------------------------------------------------------------------
7. CHANGE DEBTORS ADDRESS TO:

     10182 TELESIS COURT
     SAN DIEGO, CA. 92121
----------------------------------------------------------------------------------------------------------------------------
8.                                 (Date) MARCH 27     2000                     C    9. THIS SPACE FOR USE OF FILING OFFICER
                                          ------------------------------------  0         (DATE, TIME, FILING OFFICE)
                                                                                D
WEBSIDESTORY, INC.                                                              E
------------------------------------------------------------------------------
BY:   /s/ Michael Christian                 SENIOR VICE PRESIDENT               1
    --------------------------------------------------------------------------  2
      SIGNATURE(S) OF DEBTOR(S)                   (TITLE)                       3
                                                                                4
IMPERIAL BANK                                                                   5
------------------------------------------------------------------------------  6
                                                                                7
BY:                                                                             8
   ---------------------------------------------------------------------------  9
      SIGNATURE(S) OF SECURED PARTY(IES)          (TITLE)
------------------------------------------------------------------------------
10.                           RETURN COPY TO

    NAME                 IMPERIAL BANK-ACCT #P6-0001-070-6
    ADDRESS              LOAN DOCUMENTATION SERVICES
    CITY AND             9920 S. LA CIENEGA BLVD., SUITE #628
    STATE                INGLEWOOD, CA 90301
                         ATTN: RANDAL DECKER
                         BR: 3805

     Filing officer is requested to note date and
     hour of filing on (3) Filing Officer Copy              UNIFORM COMMERCIAL CODE-FORM UCC-2
     Acknowledgement and return to the above party.

(1) Secured Party Copy

        STATE OF CALIFORNIA UNIFORM COMMERCIAL CODE - FINANCING STATEMENT CHANGE - FORM UCC-2
----------------------------------------------------------------------------------------------------------------------------

This STATEMENT is presented for filing pursuant to the CALIFORNIA Uniform Commercial Code
----------------------------------------------------------------------------------------------------------------------------
1. FILE NO. OF ORIG.       1A. DATE OF FILING OF ORIG.   1B. DATE OF ORIG.           1C. PLACE OF FILING ORIG.
   FINANCING STATEMENT         FINANCING STATEMENT           FINANCING STATEMENT         FINANCING STATEMENT

9924560816                     8-23-99                                                   SACRAMENTO
----------------------------------------------------------------------------------------------------------------------------
2. DEBTOR (LAST NAME FIRST)                                                          2A. SOCIAL SECURITY NO., FEDERAL TAX NO.

WEBSIDESTORY, INC., A CALIFORNIA CORPORATION                                             33-0727173
----------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                       2C. CITY, STATE            2D. ZIP CODE

6450 LUSK BLVD., SUITE E205                                 SAN DIEGO, CA.               92121
----------------------------------------------------------------------------------------------------------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                      3A. SOCIAL SECURITY OR FEDERAL TAX NO.

----------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                     4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                         OR BANK TRANSIT AND A.B.A. NO.
   NAME  IMPERIAL BANK
                                                                                         16-144/1222
   MAILING ADDRESS  701 B STREET, SUITE 600

   CITY  SAN DIEGO                 STATE  CA              ZIP CODE  92101-8120
----------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                         OR BANK TRANSIT AND A.B.A. NO.
   NAME

   MAILING ADDRESS

   CITY                            STATE                  ZIP CODE
----------------------------------------------------------------------------------------------------------------------------
6.
 A [ ] CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued, if collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 B [ ] RELEASE - From the collateral described in the Financing Statement bearing the file number shown above, the Secured
       Party releases the collateral described in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 C [ ] ASSIGNMENT - The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the
       Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 D [ ] TERMINATION - The Secured Party certifies that the Secured Party no longer claims a security interest under the
       Financing Statement bearing the file number shown above.
----------------------------------------------------------------------------------------------------------------------------
 E [X] AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 F [ ] OTHER
----------------------------------------------------------------------------------------------------------------------------
7. CHANGE DEBTORS ADDRESS TO:

     10182 TELESIS COURT
     SAN DIEGO, CA. 92121
----------------------------------------------------------------------------------------------------------------------------
8.                                 (Date) MARCH 27     2000                     C    9. THIS SPACE FOR USE OF FILING OFFICER
                                          ------------------------------------  0         (DATE, TIME, FILING OFFICE)
                                                                                D
WEBSIDESTORY, INC.                                                              E
------------------------------------------------------------------------------
BY:   /s/ Michael Christian                 SENIOR VICE PRESIDENT               1
    --------------------------------------------------------------------------  2
      SIGNATURE(S) OF DEBTOR(S)                   (TITLE)                       3
                                                                                4
IMPERIAL BANK                                                                   5
------------------------------------------------------------------------------  6
                                                                                7
BY:                                                                             8
   ---------------------------------------------------------------------------  9
      SIGNATURE(S) OF SECURED PARTY(IES)          (TITLE)
------------------------------------------------------------------------------
10.                           RETURN COPY TO

    NAME                 IMPERIAL BANK-ACCT #P6-0001-070-6
    ADDRESS              LOAN DOCUMENTATION SERVICES
    CITY AND             9920 S. LA CIENEGA BLVD., SUITE #628
    STATE                INGLEWOOD, CA 90301
                         ATTN: RANDAL DECKER
                         BR: 3805

     Filing officer is requested to note date and
     hour of filing on (3) Filing Officer Copy              UNIFORM COMMERCIAL CODE-FORM UCC-2
     Acknowledgement and return to the above party.

(2) Filing Officer Copy

        STATE OF CALIFORNIA UNIFORM COMMERCIAL CODE - FINANCING STATEMENT CHANGE - FORM UCC-2
----------------------------------------------------------------------------------------------------------------------------

This STATEMENT is presented for filing pursuant to the CALIFORNIA Uniform Commercial Code
----------------------------------------------------------------------------------------------------------------------------
1. FILE NO. OF ORIG.       1A. DATE OF FILING OF ORIG.   1B. DATE OF ORIG.           1C. PLACE OF FILING ORIG.
   FINANCING STATEMENT         FINANCING STATEMENT           FINANCING STATEMENT         FINANCING STATEMENT

9924560816                     8-23-99                                                   SACRAMENTO
----------------------------------------------------------------------------------------------------------------------------
2. DEBTOR (LAST NAME FIRST)                                                          2A. SOCIAL SECURITY NO., FEDERAL TAX NO.

WEBSIDESTORY, INC., A CALIFORNIA CORPORATION                                             33-0727173
----------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                       2C. CITY, STATE            2D. ZIP CODE

6450 LUSK BLVD., SUITE E205                                 SAN DIEGO, CA.               92121
----------------------------------------------------------------------------------------------------------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                      3A. SOCIAL SECURITY OR FEDERAL TAX NO.

----------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                     4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                         OR BANK TRANSIT AND A.B.A. NO.
   NAME  IMPERIAL BANK
                                                                                         16-144/1222
   MAILING ADDRESS  701 B STREET, SUITE 600

   CITY  SAN DIEGO                 STATE  CA              ZIP CODE  92101-8120
----------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                         OR BANK TRANSIT AND A.B.A. NO.
   NAME

   MAILING ADDRESS

   CITY                            STATE                  ZIP CODE
----------------------------------------------------------------------------------------------------------------------------
6.
 A [ ] CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued, if collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 B [ ] RELEASE - From the collateral described in the Financing Statement bearing the file number shown above, the Secured
       Party releases the collateral described in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 C [ ] ASSIGNMENT - The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the
       Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 D [ ] TERMINATION - The Secured Party certifies that the Secured Party no longer claims a security interest under the
       Financing Statement bearing the file number shown above.
----------------------------------------------------------------------------------------------------------------------------
 E [X] AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 F [ ] OTHER
----------------------------------------------------------------------------------------------------------------------------
7. CHANGE DEBTORS ADDRESS TO:

     10182 TELESIS COURT
     SAN DIEGO, CA. 92121
----------------------------------------------------------------------------------------------------------------------------
8.                                 (Date) MARCH 27     2000                     C    9. THIS SPACE FOR USE OF FILING OFFICER
                                          ------------------------------------  0         (DATE, TIME, FILING OFFICE)
                                                                                D
WEBSIDESTORY, INC.                                                              E
------------------------------------------------------------------------------
BY:   /s/ Michael Christian                 SENIOR VICE PRESIDENT               1
    --------------------------------------------------------------------------  2
      SIGNATURE(S) OF DEBTOR(S)                   (TITLE)                       3
                                                                                4
IMPERIAL BANK                                                                   5
------------------------------------------------------------------------------  6
                                                                                7
BY:                                                                             8
   ---------------------------------------------------------------------------  9
      SIGNATURE(S) OF SECURED PARTY(IES)          (TITLE)
------------------------------------------------------------------------------
10.                           RETURN COPY TO

    NAME                 IMPERIAL BANK-ACCT #P6-0001-070-6
    ADDRESS              LOAN DOCUMENTATION SERVICES
    CITY AND             9920 S. LA CIENEGA BLVD., SUITE #628
    STATE                INGLEWOOD, CA 90301
                         ATTN: RANDAL DECKER
                         BR: 3805

     Filing officer is requested to note date and
     hour of filing on (3) Filing Officer Copy              UNIFORM COMMERCIAL CODE-FORM UCC-2
     Acknowledgement and return to the above party.

(3) Filing Officer Copy Acknowledgement

        STATE OF CALIFORNIA UNIFORM COMMERCIAL CODE - FINANCING STATEMENT CHANGE - FORM UCC-2
----------------------------------------------------------------------------------------------------------------------------

This STATEMENT is presented for filing pursuant to the CALIFORNIA Uniform Commercial Code
----------------------------------------------------------------------------------------------------------------------------
1. FILE NO. OF ORIG.       1A. DATE OF FILING OF ORIG.   1B. DATE OF ORIG.           1C. PLACE OF FILING ORIG.
   FINANCING STATEMENT         FINANCING STATEMENT           FINANCING STATEMENT         FINANCING STATEMENT

9924560816                     8-23-99                                                   SACRAMENTO
----------------------------------------------------------------------------------------------------------------------------
2. DEBTOR (LAST NAME FIRST)                                                          2A. SOCIAL SECURITY NO., FEDERAL TAX NO.

WEBSIDESTORY, INC., A CALIFORNIA CORPORATION                                             33-0727173
----------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                       2C. CITY, STATE            2D. ZIP CODE

6450 LUSK BLVD., SUITE E205                                 SAN DIEGO, CA.               92121
----------------------------------------------------------------------------------------------------------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                      3A. SOCIAL SECURITY OR FEDERAL TAX NO.

----------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                     4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                         OR BANK TRANSIT AND A.B.A. NO.
   NAME  IMPERIAL BANK
                                                                                         16-144/1222
   MAILING ADDRESS  701 B STREET, SUITE 600

   CITY  SAN DIEGO                 STATE  CA              ZIP CODE  92101-8120
----------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                         OR BANK TRANSIT AND A.B.A. NO.
   NAME

   MAILING ADDRESS

   CITY                            STATE                  ZIP CODE
----------------------------------------------------------------------------------------------------------------------------
6.
 A [ ] CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued, if collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 B [ ] RELEASE - From the collateral described in the Financing Statement bearing the file number shown above, the Secured
       Party releases the collateral described in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 C [ ] ASSIGNMENT - The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the
       Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 D [ ] TERMINATION - The Secured Party certifies that the Secured Party no longer claims a security interest under the
       Financing Statement bearing the file number shown above.
----------------------------------------------------------------------------------------------------------------------------
 E [X] AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 F [ ] OTHER
----------------------------------------------------------------------------------------------------------------------------
7. CHANGE DEBTORS ADDRESS TO:

     10182 TELESIS COURT
     SAN DIEGO, CA. 92121
----------------------------------------------------------------------------------------------------------------------------
8.                                 (Date) MARCH 27     2000                     C    9. THIS SPACE FOR USE OF FILING OFFICER
                                          ------------------------------------  0         (DATE, TIME, FILING OFFICE)
                                                                                D
WEBSIDESTORY, INC.                                                              E
------------------------------------------------------------------------------
BY:   /s/ Michael Christian                 SENIOR VICE PRESIDENT               1
    --------------------------------------------------------------------------  2
      SIGNATURE(S) OF DEBTOR(S)                   (TITLE)                       3
                                                                                4
IMPERIAL BANK                                                                   5
------------------------------------------------------------------------------  6
                                                                                7
BY:                                                                             8
   ---------------------------------------------------------------------------  9
      SIGNATURE(S) OF SECURED PARTY(IES)          (TITLE)
------------------------------------------------------------------------------
10.                           RETURN COPY TO

    NAME                 IMPERIAL BANK-ACCT #P6-0001-070-6
    ADDRESS              LOAN DOCUMENTATION SERVICES
    CITY AND             9920 S. LA CIENEGA BLVD., SUITE #628
    STATE                INGLEWOOD, CA 90301
                         ATTN: RANDAL DECKER
                         BR: 3805

     Filing officer is requested to note date and
     hour of filing on (3) Filing Officer Copy              UNIFORM COMMERCIAL CODE-FORM UCC-2
     Acknowledgement and return to the above party.

(4) Debtor Copy

        STATE OF CALIFORNIA UNIFORM COMMERCIAL CODE - FINANCING STATEMENT CHANGE - FORM UCC-2
----------------------------------------------------------------------------------------------------------------------------

This STATEMENT is presented for filing pursuant to the CALIFORNIA Uniform Commercial Code
----------------------------------------------------------------------------------------------------------------------------
1. FILE NO. OF ORIG.       1A. DATE OF FILING OF ORIG.   1B. DATE OF ORIG.           1C. PLACE OF FILING ORIG.
   FINANCING STATEMENT         FINANCING STATEMENT           FINANCING STATEMENT         FINANCING STATEMENT

9924560816                     8-23-99                                                   SACRAMENTO
----------------------------------------------------------------------------------------------------------------------------
2. DEBTOR (LAST NAME FIRST)                                                          2A. SOCIAL SECURITY NO., FEDERAL TAX NO.

WEBSIDESTORY, INC., A CALIFORNIA CORPORATION                                             33-0727173
----------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                       2C. CITY, STATE            2D. ZIP CODE

6450 LUSK BLVD., SUITE E205                                 SAN DIEGO, CA.               92121
----------------------------------------------------------------------------------------------------------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                      3A. SOCIAL SECURITY OR FEDERAL TAX NO.

----------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                     4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                         OR BANK TRANSIT AND A.B.A. NO.
   NAME  IMPERIAL BANK
                                                                                         16-144/1222
   MAILING ADDRESS  701 B STREET, SUITE 600

   CITY  SAN DIEGO                 STATE  CA              ZIP CODE  92101-8120
----------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                         OR BANK TRANSIT AND A.B.A. NO.
   NAME

   MAILING ADDRESS

   CITY                            STATE                  ZIP CODE
----------------------------------------------------------------------------------------------------------------------------
6.
 A [ ] CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued, if collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 B [ ] RELEASE - From the collateral described in the Financing Statement bearing the file number shown above, the Secured
       Party releases the collateral described in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 C [ ] ASSIGNMENT - The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the
       Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 D [ ] TERMINATION - The Secured Party certifies that the Secured Party no longer claims a security interest under the
       Financing Statement bearing the file number shown above.
----------------------------------------------------------------------------------------------------------------------------
 E [X] AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below.
----------------------------------------------------------------------------------------------------------------------------
 F [ ] OTHER
----------------------------------------------------------------------------------------------------------------------------
7. CHANGE DEBTORS ADDRESS TO:

     10182 TELESIS COURT
     SAN DIEGO, CA. 92121
----------------------------------------------------------------------------------------------------------------------------
8.                                 (Date) MARCH 27     2000                     C    9. THIS SPACE FOR USE OF FILING OFFICER
                                          ------------------------------------  0         (DATE, TIME, FILING OFFICE)
                                                                                D
WEBSIDESTORY, INC.                                                              E
------------------------------------------------------------------------------
BY:                                                                             1
    --------------------------------------------------------------------------  2
      SIGNATURE(S) OF DEBTOR(S)                   (TITLE)                       3
                                                                                4
IMPERIAL BANK                                                                   5
------------------------------------------------------------------------------  6
                                                                                7
BY:   /s/ Tim Bubnack                               SVP                         8
   ---------------------------------------------------------------------------  9
      SIGNATURE(S) OF SECURED PARTY(IES)          (TITLE)
------------------------------------------------------------------------------
10.                           RETURN COPY TO

    NAME                 IMPERIAL BANK-ACCT #P6-0001-070-6
    ADDRESS              LOAN DOCUMENTATION SERVICES
    CITY AND             9920 S. LA CIENEGA BLVD., SUITE #628
    STATE                INGLEWOOD, CA 90301
                         ATTN: RANDAL DECKER
                         BR: 3805

     Filing officer is requested to note date and
     hour of filing on (3) Filing Officer Copy              UNIFORM COMMERCIAL CODE-FORM UCC-2
     Acknowledgement and return to the above party.

(1) Secured Party Copy

                              SIGNATURE AUTHORIZATION

                  ===============================================

Borrower:  WEBSIDESTORY, INC.       LENDER:  Imperial Bank
           10182 TELESIS COURT               Emerging Growth Industries Group --
           SAN DIEGO, CA 92121               Southern California Regional Office
                                             701 B Street, Suite 600
                                             San Diego, CA 92101-6120

                  ===============================================

This SIGNATURE AUTHORIZATION is attached to and by this reference is made a part of each Borrowing Resolution, dated March 27, 2000, and executed in connection with a loan or other financial accommodations between Imperial Bank and WEBSIDESTORY, INC.

The individuals named below, any one acting alone, are hereby authorized and appointed for and on behalf of Borrower from time to time to do any of the following:

(1) To request advances of credit under the Agreement and to effect repayment of any credit outstanding under the Agreement;

(2) To execute and deliver assignments, borrowing certificates, instruments, schedules, reports, invoices, bills, shipping documents and such other documents or certificates as may be necessary or appropriate under the Agreement or any other agreement or instrument relating thereto or delivered in connection therewith;

(3) To transfer and endorse to Bank in payment of Borrower's obligations to Bank any checks, drafts, notes or other instruments payable to Borrower; and

(4) To do or perform any and all other acts or matters in any way relating to any or all of the foregoing.

The undersigned individuals each further certifies that the specimen signatures below are the genuine signatures of the individuals designated herein and that their signatures shall be binding on Borrower until Bank receives written notice of termination of the authority of any such designated individuals.


Signature:
          -----------------------------


Name:
     ----------------------------------


Signature:
          -----------------------------


Name:
     ----------------------------------


Signature:
          -----------------------------


Name:
     ----------------------------------


Signature:
          -----------------------------


Name:
     ----------------------------------


THIS SIGNATURE AUTHORIZATION IS EXECUTED ON MARCH 27, 2000.

BORROWER:
WEBSIDESTORY, INC.


By:
   ------------------------------------
    JOHN HENTRICH, PRESIDENT/CEO


By:
   ------------------------------------
    MICHAEL CHRISTIAN, COO/SECRETARY


LENDER:
Imperial Bank


By: /s/ illegible
   ------------------------------------
    Authorized Officer


===============================================================================

IMPERIAL BANK
--------------------------------------------------------------------------------
Emerging Growth Division * Southern California Region
11512 El Camino Real, Suite 350 * San Diego, California 92130 * (619)509-2360 *
(800) 226-2695 * Fax (619) 509-2365

March 9, 2000

Mr. Michael Christian, SVP
WebSideStory, Inc.
10182 Telesis Court
San Diego, CA 92121

Dear Mr. Christian:

Based on our discussions concerning the financing needs of WebSideStory, Inc. ("Borrower"), and based upon our preliminary review of the information provided to date, Imperial Bank ("IB" or "Bank") is pleased to propose the following financing arrangement. The matters outlined herein constitute a proposal as to certain terms and conditions under which we may provide financing. It is intended to be used as a vehicle for continued discussions and further due diligence, and does not constitute a commitment on behalf of IB at this time. Nevertheless, subject to the qualifications listed below and the satisfactory completion of our due diligence, we believe we should be in a position to offer you a financing package structured along the following lines:

1.   CREDIT FACILITY - REVOLVING EQUIPMENT LINE OF CREDIT

     1.1  Amount: Up to $3,000,000.

     1.2 Availability: Up to 100% for general corporate purposes and to finance capital equipment expenditures.

     1.3  Maturity: Up to 12 months from issuance.

     1.4 Amortization: Capital equipment financing shall be available up to 12 months from the date of commitment, with interest only payable. At the end of the 12 months the outstanding equipment balance will convert to a 36-month term loan with equal principal payments, plus interest. (Equipment draws to include 100% of invoice value excluding soft costs, freight, and sales tax).

     1.5 Pricing: Interest shall be payable monthly at the Bank's Prime Rate plus 0.25%.

     1.6 Documentation Fee, Costs and Expenses: In addition to any other amounts due, or to become due, concurrently with the execution hereof, Borrower agrees to pay to Bank a documentation fee in the amount of $500, and all other reasonable costs and expenses incurred by the Bank in the preparation of this Agreement and any other Loan Documents.

     1.7 Collateral: First position security interest evidenced by a UCC-1 filing on all corporate assets of Borrower, including specific filings on intellectual property.

     1.8 Covenants: Minimum liquidity (defined as unrestricted cash and cash equivalents plus eligible accounts receivable), measured monthly, the greater of 1) 1.50 times current liabilities and all Bank debt, or 2) three months cash burn.

2. GENERAL CONDITIONS

The extensions of credit would necessarily be subject to the fulfillment of a number of conditions, including, but not limited to, the following:

     2.1 The execution and delivery by the Borrower to IB of such agreements, documents, instruments, financing statements, consents, evidences of corporate authority, certificates, insurance certificates, opinions of counsel, and other such writings to confirm and effectuate the lending transaction as may be required by IB and its counsel in form and content acceptable to IB.

     2.2. No material adverse change in the business, operations, profits, or prospects of Borrower or in the condition of the assets of Borrower prior to funding.

     2.3  Negotiation and execution of a satisfactory loan agreement.

     2.4 Borrower agrees to maintain all substantive depository accounts with IB.

     2.5  IB's final credit approval and issuance of formal commitment.

     2.6 Borrower to deliver to Bank a five-year warrant to purchase $200,000 worth of common stock at $2.50 per share. In the event the Borrower completes an IPO, the Bank will agree to exercise this warrant, no later than, one year from the conclusion of the IPO lock out period.

3. REPORTING REQUIREMENTS

     3.1 Company prepared monthly financial statements within 30 days of month end.

     3.2 Detailed schedule of equipment purchases and other expenses associated with each drawdown.

     3.3 Annual audited financial statements from independent CPA's satisfactory to IB within 120 days of fiscal year-end.

     3.4 A letter will accompany each delivery of interim financial statements from Borrower, signed by its Chief Financial Officer, attesting to compliance or detailing non-compliance with all material covenants in the loan agreements.

     3.5 Access to all Company Board of Directors' minutes upon request by Bank.

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
CONFIDENTIALITY

This letter is provided solely for your information and is delivered to you with the understanding that neither it, nor its substance, shall be disclosed to any third person, except those who are in a confidential relationship to you, or where the same is required by law.

This letter is meant to be a working document, outlining the general terms and conditions under which Imperial Bank would be willing to consider a financing arrangement for WebSideStory, Inc. It is not meant to be a comprehensive list of terms and conditions that may apply to any future commitment, any credit agreement, or other document that may be entered into by and between IB and Borrower. Rather, it is intended only to outline certain basic points of business understanding around which further discussions may take place.

As a result of further analysis and investigation by us, or by reason of information of which we are not now aware, impediments to closing may be discovered. We may require that the arrangement be restructured or otherwise modified to make allowances for such impediments, or the impediments may be so serious as to affect the closing of these financial arrangements.

We hope this proposal is acceptable to you and request that you execute the enclosed copy of this letter and return it to us prior to March 24, 2000, at which time this proposal will expire. Imperial Bank looks forward to assisting you in achieving your goals of growth and profitability. Please do not hesitate to contact us if you have any questions regarding this proposal.

Sincerely,

IMPERIAL BANK

By: /s/  Scott R. Foote                    By: /s/ Tim Bubnack
   ------------------------------------       ----------------------------------
   Scott R. Foote, Venture Loan Officer       Tim Bubnack, Senior Vice President

Received and Accepted:

WEBSIDESTORY, INC.

By: /s/ Michael Christian
   ----------------------------------------        SUBJECT TO BOARD APPROVAL
   Michael Christian, Senior Vice President

Date: March 15, 2000
      --------------

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